March 31, 2021

BNY MELLON FAMILY OF FUNDS
Municipal Bond Funds

Supplement to Current Prospectus of Long-Term Funds Offering Class A and/or Class C Shares

Effective April 1, 2021, the following information supplements and supersedes and replaces the information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries — Edward Jones":

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund's prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers.  Edward Jones can ask for documentation of such circumstance.  Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

•     Transaction size breakpoints, as described in the fund's prospectus.

•     Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund's prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform.  Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares.  Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.  For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

•     Letter of intent (LOI), which allows for breakpoint discounts as described in the fund's prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI.  Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases.  Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI.  Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation.  Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder.  The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

•     shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones' policies and procedures

•     shares purchased in an Edward Jones fee-based program

•     shares purchased through reinvestment of dividends and capital gains distributions of the fund

•     shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account (i.e., Right of Reinstatement)

•     shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any CDSC due, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the fund's prospectus

•     exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

•     redemptions made upon the death or disability of the shareholder

•     redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

•     redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

•     shares exchanged in an Edward Jones fee-based program

•     shares acquired through a Right of Reinstatement (as defined above)

•     shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones' minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

•       Initial purchase minimum:  $250

•       Subsequent purchase minimum:  none

Minimum Balances

•         Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.  The following are examples of accounts that are not included in this policy:

o   A fee-based account held on an Edward Jones platform

o   A 529 account held on an Edward Jones platform

o   An account with an active systematic investment plan or LOI

Exchanging Share Classes

•       At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any CDSC due, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the fund's prospectus.

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